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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                                 OCTOBER 8, 2003
               (Date of Report (Date of Earliest Event Reported))

                        MUNICIPAL MORTGAGE & EQUITY, LLC
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                   011-11981                  52-1449733
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)

       218 NORTH CHARLES STREET, SUITE 500                        21201
               BALTIMORE, MARYLAND                              (Zip Code)
    (Address of Principal Executive Offices)

                                 (443) 263-2900
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.           OTHER EVENTS.

         On October 8, 2003, Municipal Mortgage & Equity, LLC (the "Registrant"), announced the pricing of an underwritten offering of 3,150,000 of common shares and that the Registrant had granted the underwriters an overallotment option of up to 472,500 additional shares (the "Offering"). Reference is made to the press release, dated October 8, 2003, annexed hereto as
Exhibit 20.1, for further information regarding the Offering.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

Exhibit No.                           Description of Document
-----------                           -----------------------
    1.1          Purchase Agreement, dated October 8, 2003, among the Registrant and the several Underwriters named therein

    5.1 Opinion of Clifford Chance US LLP as to legality of common shares to be issued pursuant to the Purchase Agreement

    8.1 Opinion of Clifford Chance US LLP as to certain tax matters contained in the Prospectus Supplement of the Registrant dated
                 October 8, 2003

   20.1          Press release, dated October 8, 2003, announcing the pricing of the
                 Offering

   23.1 Consent of Clifford Chance US LLP (contained in the opinion filed as Exhibit 5.1)

   23.2 Consent of Clifford Chance US LLP (contained in the opinion filed as Exhibit 8.1)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MUNICIPAL MORTGAGE & EQUITY, LLC

Date: October 9, 2003                  By: /S/ William S. Harrison
                                           -------------------------------------
                                           William S. Harrison
                                           Senior Vice President and Chief
                                             Financial Officer